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[IL Annuity and Insurance Company Letterhead]



                                                February 28, 1997


NAME
ADDRESS
CITY STATE ZIP

Dear [NAME]:

Enclosed for your review are the annual shareholder reports for those funds available through The Visionary Contract as of February 28, 1997. These annual shareholder reports are comprised of the audited financial statements for the funds as of the end of each fund's fiscal year.

We appreciate your patronage and look forward to continuing to serve your needs.

Sincerely,
/s/Richard Rosenberg
Richard Rosenberg
Account Representative

The following documents accompanied this letter to contract owners and are hereby incorporated by reference:

Document 1. The Annual Report of the Alger American Fund dated December 31, 1996, that was filed with the Securities and Exchange Commission ("Commission") on February 24, 1997 (File No. 811-5550).

Document 2. The Annual Reports of the Fidelity Variable Insurance Products Fund and the Variable Insurance Products Fund II dated December 31, 1996, that were filed with the Commission on February 27, 1997 (File Nos. 811-3329 and 811-5511).

Document 3. The Annual Report of the OCC Accumulation Trust dated December 31, 1996, that was filed with the Commission on March 6, 1997 (File No. 811-8512).

Document 4. The Annual Report of the T. Rowe Price Limited Term Bond Portfolio dated December 31, 1996, that was filed with the Commission on February 21, 1997 (File No. 811-7153).

Document 5. The Annual Report of the T. Rowe Price International Stock Portfolio dated December 31, 1996, that was filed with the Commission on February 18, 1997 (File No. 811-7145).

Document 6. The Annual Report of the Van Eck Worldwide Balanced Fund dated December 31, 1996, that was filed with the Commission on February 27, 1997 (File No. 811-5083).






























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Document 7.  The Annual Report of the Van Eck Gold and Natural Resources Fund
dated December 31, 1996, that was filed with the Commission on February 28, 1997 (File No. 811-5083).